                                                Alco Standard Corporation
                                                Form 10-K/A--Fiscal Year Ended
                                                September 30, 1993


                                 EXHIBIT 23

               CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the following Registration Statements on Form S-8 and Form S-3 and related prospectuses of our report dated November 1, 1993, with respect to the consolidated financial statements and schedules included in the Annual Report (as amended on Form 10-K/A) of Alco Standard Corporation for the fiscal year ended September 30, 1993.


   Registration
      Number                    Filing Date                        Description
- - ------------------------------------------------------------------------------------------------
      2-66880                 March 10, 1990          Alco Standard Corporation
                                                      1980 Deferred Compensation Plan

      2-75296                 December 11, 1982       Alco Standard Corporation
                                                      1982 Deferred Compensation Plan

      2-70630                 December 30, 1982       Alco Standard Corporation
                                                      1981 Stock Option Plan

     33-00120                 September 6, 1985       Also Standard Corporation
                                                      1985 Deferred Compensation Plan

     33-4829                  April 15, 1986          Alco Standard Corporation
                                                      $150,000,000 Debt Securities

     33-3046                  February 10, 1987       Alco Standard Corporation
                                                      1986 Stock Option Plan

     33-20479                 March 4, 1988           Alco Standard Corporation
                                                      Stock Participation Plan

     33-22948                 July 7, 1988            Alco Standard Corporation
                                                      Partners' Stock Purchase Plan

     33-26732                 January 27, 1989        Alco Standard Corporation
                                                      1989 Directors' Stock Option Plan

     33-28763                 May 17, 1989            Alco Standard Corporation
                                                      Unijax Inc. Capital Accumulation Plan



    Registration
       Number                        Filing Date                        Description
- - ------------------------------------------------------------------------------------------
       33-30497                    August 14, 1989         Alco Standard Corporation
                                                           Canadian Group Registered
                                                           Retirement Savings Plan

       33-35057                    May 23, 1990            Alco Standard Corporation
                                                           Defined Contribution Plan

       33-36745                    September 10, 1990      Alco Standard Corporation
                                                           1991 Deferred Compensation Plan

       33-38192                    December 10, 1990       Alco Standard Corporation
                                                           Partners' Stock Purchase Plan

       33-38193                    December 10, 1990       Alco Standard Corporation
                                                           1986 Stock Option Plan

       33-38519                    January 14, 1991        Alco Standard Corporation
                                                           $150,000,000 Debt Securities,
                                                           Preferred Stock or Common Stock

       33-41689                    July 12, 1991           Alco Standard Corporation
                                                           292,864 Shares of Common Stock

       33-41690                    July 12, 1991           Alco Standard Corporation
                                                           3,300,001 Shares of Common Stock

       33-84376                    June 4, 1992            Alco Standard Corporation
                                                           Stock Award Plan

       33-50974                    August 17, 1992         Alco Standard Corporation
                                                           1,034,061 Shares of Common Stock

       33-50976                    August 17, 1992         Alco Standard Corporation
                                                           382,250 Shares of Common Stock

       33-55004                    November 24, 1992       Alco Standard Corporation
                                                           Stock Participation Plan

       33-55096                    November 24, 1992       Alco Standard Corporation
                                                           1993 Directors' Stock Option Plan

       33-54742                    December 15, 1992       Alco Standard Corporation
                                                           3,500,000 Depositary Shares
                                                           Convertible Preferred Stock

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

   Registration
      Number                    Filing Date                        Description
- - ------------------------------------------------------------------------------------------------
     33-62460                 June 1, 1993            Alco Standard Corporation
                                                      $400,000,000 Debt Securities, Preferred
                                                      Stock or Common Stock ($1,500,000 of
                                                      which was previously registered under
                                                      Registration Statement No. 33-38519)

     33-49863                 July 30, 1993           Alco Standard Corporation
                                                      42,200 Shares of Common Stock

     33-51183                 November 24, 1993       Alco Standard Corporation
                                                      Partners' Stock Purchase Plan

     33-52285                 February 15, 1994       Alco Standard Corporation
                                                      $300,000,000 Debt Securities, Preferred
                                                      Stock or Common Stock ($96,700,000 of
                                                      which was previously registered under
                                                      Registration Statement No. 33-62460)


Philadelphia, Pennsylvania
May 4, 1994